SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                               AJS Bancorp, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


              Federal                                    (To be applied for)
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(State of Incorporation or Organization)                    (I.R.S. Employer
                                                          Identification No.)



14757 South Cicero Avenue, Midlothian, Illinois                          60455
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(Address of Principal Executive Offices)                              (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           Pursuant to Section 12(g) of the
Exchange Act and is effective              Exchange Act and is effective
pursuant to General Instruction            pursuant to General Instruction
A.(c), please check the following          A.(d), please check the following
box. | |                                   box.: |X|

        Securities Act registration statement file number to which this form relates: 333-69482

        Securities to be registered pursuant to Section 12(b) of the Act:

     None                                                    N/A
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(Title of Class)                               (Name of Each Exchange on Which
                                                 Each Class is to be Registered)


        Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock par value $.01 per share
--------------------------------------------------------------------------------
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

        For a description of the Registrant's securities, reference is made to "Description of Capital Stock of AJS Bancorp, Inc.," "Dividend Policy" and "Market for Common Stock" in the Registrant's Registration Statement on Form SB-2 (File No. 333-69482) which is hereby incorporated by reference. For a description of the provisions of the Registrant's Stock Holding Company Charter and Bylaws that may render a change in control of the Registrant more difficult, reference is made to "Restrictions on the Acquisition of AJS Bancorp, Inc. and
A. J. Smith Federal" in the Registrant's Prospectus.

Item 2.  Exhibits.

        1. Registration Statement on Form SB-2 (Registration Number 333-69482) dated September 17, 2001, as amended, is hereby incorporated by reference.

        2.   Stock Holding Company Charter (incorporated by reference to Exhibit
             3.1 of the Registration Statement on Form SB-2 as filed on September 17, 2001).

        3. Bylaws (incorporated by reference to Exhibit 3.2 of the Registration Statement on Form SB-2 as filed on September 17,
             2001).

        4. Specimen Stock Certificate (incorporated by reference to Exhibit 4 of the Registration Statement on Form S-1 as filed on September 17,
             2001).

                                    SIGNATURE


        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                                   AJS BANCORP, INC.



Date:   December 12, 2001                      By: /s/ Thomas R. Butkus
                                                   -----------------------------
                                                   Thomas R. Butkus
                                                   President and Chief Executive
                                                   Officer